INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED MARCH 2, 2026, TO THE
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED FEBRUARY 18, 2026, OF:
Invesco Flexible Income ETF (FLXI) (the “Fund”)
Effective immediately, the disclosure in the Statement of Additional Information is updated as follows:
In the section entitled “INVESTMENT RESTRICTIONS” on page 2:
a. The following are added as new numbered paragraphs (1) and (2):
(1) As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. government, its agencies or instrumentalities).
(2) As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.
b. The remaining numbered paragraphs are renumbered accordingly.
c. The paragraph immediately following the last numbered paragraph is deleted in its entirety and replaced with the following:
Except for restrictions (4), (6)(iii) and (9), if the Fund adheres to a percentage restriction at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restrictions (4), (6)(iii) and (9), in the event that the Fund’s borrowings, repurchase agreements and loans of portfolio securities at any time exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received), less the Fund’s liabilities (other than borrowings or loans) due to subsequent changes in the value of the Fund’s assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings, repurchase agreements and loans of portfolio securities to an extent that such borrowings, repurchase agreements and loans of portfolio securities will not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans).
Please Retain This Supplement For Future Reference.
FLXI-SAI-SUP 030226